Nationwide Core Plus Bond Fund Summary Prospectus April 22, 2013

Class/Ticker A NWCPX Institutional Class NWCIX Institutional Service Class NWCSX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus, dated December 14, 2012 (as revised April 22, 2013), and Statement of Additional Information, dated December 14, 2012 (as revised April 22, 2013), are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://www.nationwide.com/mutualfundprospectuses, email a request to web_help@nationwide.com or call 800-848-0920, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Objective

The Fund seeks maximum long-term total return, consistent with reasonable risk to principal, by investing primarily in investment grade debt securities of varying maturities.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing in Nationwide Funds” commencing on page 11 of the Prospectus and in “Additional Information on Purchases and Sales” commencing on page 55 of the Statement of Additional Information.

	Class A Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	4.25%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses[1]	0.60%	0.35%	0.60%
Total Annual Fund Operating Expenses	1.30%	0.80%	1.05%
Amount of Fee Waiver/Expense Reimbursement[2]	(0.10%)	(0.10%)	(0.10%)
Total Annual Fund Operating Expenses After Waivers/Reimbursements	1.20%	0.70%	0.95%

1	“Other Expenses” are based on estimated amounts for the current fiscal year.

2	Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting operating expenses to 0.70% until at least February 28, 2015. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees of the Trust. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses.

SP-CPB (4/13)

Summary Prospectus April 22, 2013	1	Nationwide Core Plus Bond Fund

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A shares	$542	$810
Institutional Class shares	72	245
Institutional Service Class shares	97	324

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year of the predecessor fund (October 31, 2012), the portfolio turnover rate was 104% of the average value of its portfolio. See the section entitled “Performance” for more information about the predecessor fund.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities. For purposes of this policy, the term “fixed-income securities” means bonds, notes, debentures, preferred stock, convertible securities and other instruments that have debt-like characteristics. These securities typically include corporate bonds, U.S. government securities, and mortgage-backed securities. The Fund generally invests at least 80% of its assets in a diversified mix of fixed-income securities that are considered to be investment grade. The Fund may invest up to 20% of its assets in high-yield bonds, which are lower-rated or non-investment grade, and often referred to as “junk bonds.”

The Fund is designed to provide a diversified portfolio of different types of fixed-income securities. However, in contrast to a typical core bond strategy, the Fund also invests a portion of its assets in fixed-income securities, such as high-yield bonds, that carry higher risks, but which potentially offer high investment rewards.

In managing the Fund’s assets, the subadviser attempts to moderate interest rate risk, seeking to preserve principal in periods of rising interest rates in an attempt to achieve above-average returns over the long run. The Fund is managed so that its weighted-average maturity will range from four to nine years, and its duration will range from three to seven years. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The Fund’s subadviser may sell a security in order to manage risk, to achieve an attractive total return, or to take advantage of more favorable opportunities.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Credit risk – a bond issuer may be unable to pay the interest or principal when due. If an issuer defaults, the Fund may lose money. This risk is particularly high for high-yield bonds. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a bond.

Liquidity risk – when there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may fall dramatically.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Extension risk – when interest rates rise, certain bond obligations, such as mortgage-backed securities, will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment.

Mortgage-backed securities risk – mortgage-backed securities are generally subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk and credit risk, and are subject to prepayment and call risk and extension risk. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements.

High-yield bonds risk – investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, or sensitivity to changing interest rates.

Preferred stock risk – a preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. Preferred stocks often behave like debt securities, but have a lower payment priority than the issuer’s bonds or other debt securities. Therefore, they may be subject to

Summary Prospectus April 22, 2013	2	Nationwide Core Plus Bond Fund

greater credit risk than those of debt securities. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock.

Convertible securities risk – the value of convertible securities may fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations.

In addition to these risks, the Fund’s portfolio managers may select securities that underperform the bond market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The returns presented for the Fund reflect the performance of the TS&W Fixed Income Portfolio, a former series of The Advisors’ Inner Circle Fund (the “Predecessor Fund”). The Fund has adopted the historical performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Predecessor Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges are applicable, the annual total returns would be lower than those shown. The table compares the Predecessor Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.nationwide.com/mutualfunds or by calling 800-848- 0920.

Annual Total Returns – Institutional Class Shares

(Years Ended December 31,)

Best Quarter:    6.28% – 3rd qtr. 2009

Worst Quarter:    -8.89% – 3rd qtr. 2008

After tax returns are shown for Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Class A and Institutional Service Class shares have not commenced operations as of the date of the Prospectus. Pre-inception historical performance for each of these share classes is based on the previous performance of Institutional Class shares (which is based on the previous performance of the Predecessor Fund). Performance for Class A and Institutional Service Class shares has been adjusted to reflect differences in sales charges, but not differing expenses.

Average Annual Total Returns

For the Periods Ended December 31, 2012

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	3.97%	5.84%	4.73%
Institutional Class shares – Before Taxes	8.55%	6.74%	5.18%
Institutional Class shares – After Taxes on Distributions	6.58%	4.79%	3.39%
Institutional Class shares – After Taxes on Distributions and Sales Shares	5.75%	4.66%	3.41%
Institutional Service Class shares – Before Taxes	8.55%	6.74%	5.18%
Barclays U.S. Aggregate Bond Index (The Index does not pay sales charges, fees, expenses or taxes.)	4.21%	5.95%	5.18%
Barclays U.S. Government/Credit Bond Index (The Index does not pay sales charges, fees, expenses or taxes.)	4.82%	6.06%	5.25%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Thompson, Siegel & Walmsley LLC (“TS&W”)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
William M. Bellamy, CFA	Officer and Director of Fixed Income, TS&W	Since 2013

Summary Prospectus April 22, 2013	3	Nationwide Core Plus Bond Fund

Purchase and Sale of Fund Shares

Minimum Initial Investment
Class A: $2,000
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Automatic Asset Accumulation Plan (Class A): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Class A: $100
Institutional Service Class, Institutional Class: no minimum
Automatic Asset Accumulation Plan (Class A): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

To Place Orders To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: www.nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Prospectus April 22, 2013	4	Nationwide Core Plus Bond Fund